Exhibit 24.1

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Lawrence D. McRae, Lewis A. Steverson and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to this Registration Statement, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the with the Securities and Exchange Commission (the “SEC”),  in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of April, 2016.

/s/ Donald W. Blair
Donald W. Blair

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Lawrence D. McRae, Lewis A. Steverson and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to this Registration Statement, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the with the Securities and Exchange Commission (the “SEC”),  in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of April, 2016.

/s/ Stephanie A. Burns
Stephanie A. Burns

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Lawrence D. McRae, Lewis A. Steverson and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to this Registration Statement, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the with the Securities and Exchange Commission (the “SEC”),  in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of April, 2016.

/s/ John A. Canning, Jr.
John A. Canning, Jr.

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Lawrence D. McRae, Lewis A. Steverson and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to this Registration Statement, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the with the Securities and Exchange Commission (the “SEC”),  in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of April, 2016.

/s/ Richard T. Clark
Richard T. Clark

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Lawrence D. McRae, Lewis A. Steverson and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to this Registration Statement, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the with the Securities and Exchange Commission (the “SEC”),  in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of April, 2016.

/s/ Robert F. Cummings, Jr.
Robert F. Cummings, Jr.

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Lawrence D. McRae, Lewis A. Steverson and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to this Registration Statement, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the with the Securities and Exchange Commission (the “SEC”),  in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of April, 2016.

/s/ Deborah A. Henretta
Deborah A. Henretta

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Lawrence D. McRae, Lewis A. Steverson and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to this Registration Statement, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the with the Securities and Exchange Commission (the “SEC”),  in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of April, 2016.

/s/ Daniel P. Huttenlocher
Daniel P. Huttenlocher

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Lawrence D. McRae, Lewis A. Steverson and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to this Registration Statement, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the with the Securities and Exchange Commission (the “SEC”),  in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of April, 2016.

/s/ Kurt M. Landgraf
Kurt M. Landgraf

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Lawrence D. McRae, Lewis A. Steverson and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to this Registration Statement, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the with the Securities and Exchange Commission (the “SEC”),  in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of April, 2016.

/s/ Kevin J. Martin
Kevin J. Martin

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Lawrence D. McRae, Lewis A. Steverson and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to this Registration Statement, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the with the Securities and Exchange Commission (the “SEC”),  in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of April, 2016.

/s/ Deborah D. Rieman
Deborah D. Rieman

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Lawrence D. McRae, Lewis A. Steverson and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to this Registration Statement, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the with the Securities and Exchange Commission (the “SEC”),  in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of April, 2016.

/s/ Hansel E. Tookes II
Hansel E. Tookes II

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Lawrence D. McRae, Lewis A. Steverson and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to this Registration Statement, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the with the Securities and Exchange Commission (the “SEC”),  in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of April, 2016.

/s/ Mark S. Wrighton
Mark S. Wrighton

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Lawrence D. McRae, Lewis A. Steverson and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to this Registration Statement, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the with the Securities and Exchange Commission (the “SEC”), in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of April, 2016.

/s/ Wendell P. Weeks
Wendell P. Weeks